EXHIBIT 10.9

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AS TO THE GIVER OF THE OPINION AND THE FORM AND SUBSTANCE THEREOF STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                          CELL POWER TECHNOLOGIES, INC.

                         6% CONVERTIBLE PROMISSORY NOTE

                                                                  July ___, 2006

$_____________


         FOR VALUE RECEIVED, the undersigned, Cell Power Technologies, Inc., a Florida corporation (the "Corporation"), hereby promises to pay to the order of _________________ ("Lender") or their assigns, the principal sum of
_____________ ($____________) plus interest at the rate set forth below in this 6% Convertible Promissory Note (the "Note").

         The Lender is acquiring this Note for investment for such Lender's own account and not with the view to, or for resale in connection with, any distribution thereof. Such Lender understands that this Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Lender represents and warrants that such Lender is experienced in evaluating and investing in the type of companies such as the Corporation and that such Lender is an "accredited investor" as that term is defined in Rule 501(a) of the Securities Act. The Lender further represents and warrants that such Lender has had an opportunity to discuss the Corporation's business, management and financial affairs with the Corporation's management. The Lender understands that such discussions, as well as any written information issued or provided by the Corporation, were intended to describe the aspects of the Corporation's business and prospects which the Corporation believes to be material, but were not necessarily an exhaustive description thereof.


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         This Note shall be subject to the following terms:

         1.       Term of Loan/Principal Repayments.

                  The unpaid principal balance of this Note and all accrued and unpaid interest thereon shall become due and payable in full on ______________ (the "Maturity Date"), unless the same shall become due and payable at an earlier date in accordance with the terms hereof.

         2.       Interest.

                  The unpaid principal balance of this Note shall bear, and the Corporation hereby agrees to pay, interest from ___________ until the date this
Note is paid in full, at a rate equal to six percent (6%) per annum. Interest shall accrue in arrears. Interest on the outstanding principal balance of this Note shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed.

         3.       No Prepayments.

                  The Corporation may not prepay the aggregate unpaid principal amount of or any accrued but unpaid interest on this Note without the prior written consent of the Lender.

         4.       Manner of Payment.

                  (a) The Corporation shall make all payments hereunder to the Lender at ___________________________________________, or at such other address as is provided by the Lender to the Corporation from time to time.

                  (b) Lender shall apply all payments as follows: (i) first, to the payment of all costs and expenses of any kind incurred by the Lender in collecting or enforcing payment of this Note, (ii) second, to the payment of accrued and unpaid interest on this Note, and (iii) third, to the payment of the outstanding principal amount of this Note.

                  (c) Whenever any payment to be made hereunder shall be stated to be due on a day other than a day on which banks are open for business in the State of New York (a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in each case be included in the computation of interest payable hereunder.

         5. Conversion Provisions. The holders of this Note shall have the following conversion rights:

                  (a) Right to Convert. Subject to the terms and conditions of this Section 5, the holder shall have the right, beginning upon the earlier of
(i) the effective date of a registration statement with respect to the public sale of the Corporation's Common Stock (defined below) issuable upon the


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exercise of this Note or (ii) one year from the date of this Note to convert all or any portion of the principal amount of this Note outstanding into such number of fully-paid and non-assessable shares of the Corporation's common stock, par value $________ per share ("Common Stock"), by dividing the amount of principal and accrued interest by one-half of the Fair Market Value, as defined, of the Corporation's Common Stock prior to the date of conversion. By way of example, if the amount due under this Note is $___________ and the Fair Market Value is $_________, the Lender shall receive ____________ shares upon full conversion of this Note. Fair Market Value shall mean: (i) if the principal trading market for such securities is a national securities exchange, The Nasdaq Stock Market (including the Nasdaq Global Market or the Nasdaq Capital Market) or the Over-the-Counter Bulletin Board ("OTCBB") (or a similar system then in use), the last reported sales price on the principal market the trading day immediately prior to such conversion date; or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink Sheets LLC, the average of the high bid and low ask prices so reported for the trading day immediately prior to such conversion date. Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Corporation giving effect to recent sales of Common Stock or securities convertible into Common Stock.

                  (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in Section 5(a) and surrender of the Note, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of the Note. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of the Note (if converted in full) shall cease (except for the holder to receive any accrued and unpaid interest) and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (c) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of this Note into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all accrued and unpaid interest on the portion of the Note surrendered for conversion. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 5(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall


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pay to the holder surrendering the Note for conversion an amount in cash equal to the equivalent portion of the last sale price with respect to such fractional share.

                  (d) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the holder of this Note shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable conversion price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (e) Notices. In case at any time:

                           (1) the Corporation shall declare any dividend upon
              its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                           (2) the Corporation  shall offer for sale any shares
              of stock of any class or other rights;

                           (3) there shall be any capital reorganization or
              reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all of the assets of the Corporation; or

                           (4) there shall be a voluntary or involuntary
              dissolution, liquidation or winding up of the Corporation;

                           (5) then, in any one or more of said cases, the
              Corporation shall give, by delivery in person, overnight delivery service or mail, or facsimile addressed to each holder of Notes at the address of such holder as shown on the books of the
              Corporation: (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription


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              rights or, (b) for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                  (f) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issuance upon the conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion in full of this Note. The Corporation covenants that shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the conversion price. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the conversion price if the total number of shares of Common Stock issued and issuable after such action upon conversion in full of this Note would exceed the total number of shares of Common Stock then authorized by the Articles of Incorporation of the Corporation.

                 (g) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Note which is being converted.

                 (h) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Notes or of any shares of Common Stock issued or issuable upon the conversion of any Notes in any manner which interferes with the timely conversion of such Notes, except as may otherwise be required to comply with applicable securities laws.

                 (i) Definition of Common Stock. As used in this Section 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $________ per share, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the


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distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of Notes shall include only shares designated as Common Stock of the Corporation on the date of issuance of this Note, or in case of any reorganization or reclassification of the outstanding share thereof, the stock, securities or assets provided for in Section 5(e).

                  (j) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the issuance of this Note, the Corporation pays a dividend or makes another distribution to the holders of the Common Stock payable in assets other than securities of the Corporation, then in each such event provision shall be made so that the Lender shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of cash or other assets which they would have received had their Note been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period.

         6. Default. The occurrence of any one or more of the following shall constitute an event of default (a "Default") under this Note:

                  (a) The Corporation fails to pay any amount of the principal of this Note when due, whether by acceleration, by virtue of the fact that a mandatory prepayment is due, on a date which is fixed for payment, on the Maturity Date, or otherwise, within five (5) days after such amount become due or shall fail to pay any interest or other amount payable hereunder within ten
(10) days after such interest, fees, expenses or other amount shall become due and payable.

                  (b) The Corporation's indebtedness for any borrowed money is accelerated as a result of a default or breach of any agreement for such borrowed money.

                           (i) The Corporation files a petition for relief under
the United States Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law;
(ii) the Corporation files a pleading or an answer in any involuntary proceeding under the Bankruptcy Code or other debtor relief law which admits the jurisdiction of the court or the petition's material allegations regarding the Corporation's insolvency; (iii) the Corporation makes a general assignment for the benefit of creditors; or (iv) the Corporation applies for the appointment of a receiver, trustee, custodian or liquidator of the Corporation or any of its property or such a receiver, trustee, custodian or liquidator is appointed.

                  (c) The Corporation fails to effect a full dismissal of any involuntary petition that is filed against the Corporation under the Bankruptcy Code or any other debtor relief law prior to the earlier of the entry of any court order granting the relief sought in such involuntary petition, or sixty
(60) days after the date of the filing of such involuntary petition.

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                  (d) A final judgment for the payment of money in excess of
$10,000 is rendered against the Corporation and the Corporation shall not pay and discharge the same within 30 calendar days from the entry thereof, or shall not appeal therefrom and secure a stay of execution pending such appeal.

         7. Remedies. Upon the occurrence of any Default of the type specified in Section 6, all obligations hereunder shall immediately become due and payable.

         8        Miscellaneous.

                  (a) The Lender is authorized (but not obligated) to endorse on a schedule hereto, or on a continuation thereof, each payment with respect to this Note.

                  (b) The Corporation promises to pay all costs and expenses, including attorneys' fees and disbursements, incurred in the collection or enforcement of this Note.

                  (c) The Lender may assign or otherwise transfer all or any portion of its rights and benefits hereunder to any other person or entity, and such other person or entity shall thereupon become vested with all of the rights granted to the Lender herein. In the event of any such assignment or transfer (or any subsequent assignments or transfers), references herein to "Note," "Notes" and "holders of Notes" shall refer as the context requires to one or more or all of such portions of the rights and benefits hereunder and the holders thereof.

                  (d) No extension of time for the payment of this Note, nor renewal or modification hereof, made by agreement of the Lender with any other person or entity now or hereafter liable for the payment of this Note shall affect the liability of the Corporation under this Note, even if the Corporation is not a party to any such agreement.

         IN WITNESS WHEREOF, the Corporation has executed this Note on the date first written above.


                                      Cell Power Technologies, Inc.


                                      By: _____________________________________
                                          Jacob Herskovits,
                                          President and Chief Executive Officer

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